UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 10, 2021

Metacrine, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39512	47-2297384
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3985 Sorrento Valley Blvd., Suite C San Diego, California		92121
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (858) 369-7800

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	MTCR	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 2.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

2020 Bonus Payments and 2021 Salary Information for Certain Officers

On February 10, 2021, the Board of Directors (the “Board”) of Metacrine, Inc. (the “Company”) approved: (a) increases in annual base salaries for fiscal year 2021 and (b) the payment of annual cash bonus awards with respect to performance for fiscal year 2020. The base salaries for fiscal year 2021 are effective as of January 1, 2021.

The following table sets forth the amounts approved by the Board for certain of the Company’s officers (in thousands):

	2021 Base Salary	2020 Cash Bonus
Preston Klassen, M.D. (1) President and Chief Executive Officer	$545	$143
Hubert Chen, M.D. Chief Medical Officer	440	165
Patricia Millican Chief Financial Officer	400	154

(1): Bonus was prorated to June 8, 2020, Dr. Klassen’s employment start date.

Equity Grant Information for Certain Officers

On February 10, 2021, the Board also approved stock option grants (“Options”), pursuant to recommendations of the Compensation Committee of the Board, to certain of the Company’s officers, as follows:

Options Granted (# of Shares)
Preston Klassen, M.D. President and Chief Executive Officer	247,500
Hubert Chen, M.D. Chief Medical Officer	90,000
Patricia Millican Chief Financial Officer	90,000

The stock options described above (i) were granted effective as of February 10, 2021 pursuant to the Company’s 2020 Equity Incentive Plan, (ii) terminate ten years after the grant date or earlier in the event the option holder’s service to the Company is terminated and (iii) have an exercise price per share equal to the closing price of the Company’s common stock as reported on The Nasdaq Global Market on the grant date. Subject to the option holder’s continued service to the Company, 25% of the shares of common stock subject to such stock options vest on the first anniversary of the date of grant, and the remaining shares vest monthly over the following three years; subject to suspension of vesting during periods of certain extended leaves. The terms of the Options are subject to the Company’s 2020 Equity Incentive Plan and the form of option agreement adopted thereunder.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Metacrine, Inc.

Date: February 12, 2021	By:	/s/ Patricia Millican
Patricia Millican
Chief Financial Officer